Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated May 26, 2010

to the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of Allianz Multi-Strategy Funds

Dated April 1, 2010 (as revised April 27, 2010)

Disclosure Related to Allianz NACM Convertible Fund (the “Fund”)

The Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”) has approved a series of share class authorization, reclassification and conversion transactions relating to Class P and Institutional Class shares of the Fund, as described herein. This process will involve the launch, effective June 4, 2010, of “Class P-1” shares of the Fund, and ultimately lead to the reclassification of the Fund’s current Class P as Institutional Class.

As of the close of business on June 7, 2010, Class P shares of the Fund held in accounts on platforms maintained by third-party service organizations (i.e., not including Class P shares of the Fund held in accounts serviced by the Fund’s investment manager or distributor) will automatically convert into shares of the new Class P-1 of the Fund. Class P-1 shares of the Fund will have the same shareholders’ rights and privileges with respect to exchanges, purchases, redemptions, distributions and other actions, and will be charged the same annual fund operating expenses, as those for Class P shareholders of the Fund, as disclosed in the Prospectus. Class P shares of the Fund held in accounts serviced by the Fund’s investment manager or distributor will be reclassified as “Institutional-1 Class” shares of the Fund immediately after the close of business on June 7, 2010. Simultaneously, the estimated annual fund operating expenses, after applying expense reductions pursuant to the Trust’s Expense Limitation Agreement, that are applicable to Institutional-1 Class shares of the Fund will be lowered by 0.10%, from 0.83% to 0.73%, to reflect the termination of the Trust’s Administrative Services Plan for Class P shares with respect to this share class of the Fund. The resulting net expense ratio is expected to match the current “Total Annual Fund Operating Expenses After Expense Reductions” of Institutional Class shares of the Fund as stated in the Prospectus.

As of the close of business on June 7, 2010, Institutional Class shares of the Fund will no longer be available for purchase by any investor, including new investors and investors who already own shares of the Fund, or for exchanges by shareholders of other series of the Trust and series of Allianz Funds, PIMCO Funds and PIMCO Equity Series. All outstanding Institutional Class shares will automatically convert into Institutional-1 Class shares of the Fund as of the close of business on June 10, 2010.

As of the close of business on June 14, 2010, Institutional-1 Class shares of the Fund will be reclassified as Institutional Class shares of the Fund, and Class P-1 shares of the Fund will be reclassified as Class P shares of the Fund.

With respect to the automatic conversions outlined above, shareholders generally should not recognize a gain or loss for U.S. federal income tax purposes, as each of the transactions in question will be undertaken and processed, with respect to each affected shareholder, as a direct exchange transaction.